Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL FINANCIAL

ANDACCOUNTING OFFICER OF

MEDTAINER, INC. PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Medtainer, Inc. (the “Company”) for the fiscal quarter ended September 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Curtis Fairbrother, Principal Financial and Accounting Officer of Medtainer, Inc., certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2018

/s/ Curtis Fairbrother

Curtis Fairbrother

Principal Financial and Accounting Officer